ASSET MANAGEMENT FUND

SUPPLEMENT DATED JULY 3, 2017

TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2017

Large Cap Equity Fund – Class AMF/IICAX – Class H/IICHX

Ultra Short Mortgage Fund – ASARX

IMPORTANT NOTICE

The paragraph titled “Investments in Other Investment Companies” on page 5 of the Statement of Additional Information is replaced in its entirety with the following paragraph:

Investment in Other Investment Companies. A Fund may invest in securities issued by other investment companies, including another Austin Atlantic Fund. Such securities will be acquired by a Fund to the extent permitted by the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. To the extent a Fund invests in an underlying Austin Atlantic Fund, because the Adviser provides services to and receives fees from the underlying Austin Atlantic Fund, a Fund’s investment in the underlying Austin Atlantic Fund may benefit the Adviser. To the extent a Fund invests in an underlying Austin Atlantic Fund, the Adviser has contractually agreed to waive the Fund’s fees in the pro rata amount of the management fee charged by the underlying Austin Atlantic Fund.

This Supplement and the Prospectus and Statement of Additional Information SHOULD be
retained for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road

Suite 210

Gahanna, Ohio 43230